UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-4304

Exact name of registrant as specified in charter:	Delaware Group Government Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	July 31

Date of reporting period:	October 31, 2007

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Core Plus Bond Fund

October 31, 2007

		Principal
		Amount°	Value
Agency Collateralized Mortgage Obligations – 6.92%
Fannie Mae
Series 1988-15 A 9.00% 6/25/18	USD	1,530	$1,644
Series 1996-46 ZA 7.50% 11/25/26		190,743	198,784
Series 2005-110 MB 5.50% 9/25/35		1,421,580	1,435,444
•Series 2006-M2 A2F 5.259% 5/25/20		705,000	691,713
Fannie Mae Grantor Trust
Series 2001-T10 A1 7.00% 12/25/41		240,801	249,582
Series 2002-T1 A2 7.00% 11/25/31		138,653	143,980
Fannie Mae Interest Strip
Series 35-2 12.00% 7/1/18		90,355	104,968
Series C-2 12.00% 5/1/09		52,261	53,864
Series D-2 11.00% 4/1/09		23,356	23,688
Series F-2 11.50% 5/1/09		21,264	21,800
Series H-2 11.50% 5/1/09		32,143	32,988
Series J-1 7.00% 11/1/10		3,798	3,854
Fannie Mae Whole Loan
•Series 2002-W1 2A 7.50% 2/25/42		141,006	147,268
Series 2004-W9 2A1 6.50% 2/25/44		174,610	180,714
Freddie Mac
Series 2552 KB 4.25% 6/15/27		202,222	201,344
Series 2557 WE 5.00% 1/15/18		300,000	294,641
Series 2662 MA 4.50% 10/15/31		298,973	295,714
Series 3005 ED 5.00% 7/15/25		265,000	250,942
Series 3022 MB 5.00% 12/15/28		615,000	612,226
Series 3063 PC 5.00% 2/15/29		900,000	896,664
Series 3113 QA 5.00% 11/15/25		378,126	377,984
Series 3131 MC 5.50% 4/15/33		200,000	200,618
Series 3337 PB 5.50% 7/15/30		215,000	215,096
•Freddie Mac Reference Series R008 FK 5.49% 7/15/23		618,833	615,608
wFreddie Mac Structured Pass Through Securities
Series T-42 A5 7.50% 2/25/42		51,189	53,618
Series T-58 2A 6.50% 9/25/43		990,521	1,017,595
Total Agency Collateralized Mortgage Obligations (cost $8,394,280)			8,322,341

Agency Mortgage-Backed Securities – 22.98%
Fannie Mae
5.50% 1/1/13		338,529	338,837
10.50% 6/1/30		11,412	12,943
•Fannie Mae ARM
5.053% 8/1/35		409,816	403,696
5.868% 4/1/36		1,514,966	1,530,853
5.963% 8/1/37		497,647	501,713
6.11% 6/1/36		745,100	753,959
6.179% 7/1/36		635,653	643,537
6.305% 7/1/36		661,060	670,636
6.327% 8/1/36		367,389	372,180
Fannie Mae Relocation 30 yr 5.00% 9/1/33 to 11/1/33		1,411,692	1,369,135
Fannie Mae S.F. 15 yr
6.50% 6/1/16		25	26
8.00% 10/1/16		289,515	302,418
Fannie Mae S.F. 15 yr TBA
4.50% 11/1/22		610,000	589,985
5.00% 11/1/22		1,600,000	1,575,000
5.50% 11/1/22		550,000	550,859
6.00% 11/1/22		690,000	701,860

Fannie Mae S.F. 30 yr
5.50% 7/1/37	6,957,231	6,855,902
8.00% 2/1/30	23,155	24,425
10.00% 7/1/20 to 2/1/25	444,473	490,678
Fannie Mae S.F. 30 yr TBA
5.00% 11/1/37	2,560,000	2,456,800
6.00% 11/1/37	2,340,000	2,356,819
•Freddie Mac ARM 5.688% 7/1/36	187,583	189,869
Freddie Mac Relocation 15 yr 3.50% 10/1/18	319,505	298,780
Freddie Mac Relocation 30 yr 5.00% 9/1/33	1,875,002	1,823,109
Freddie Mac S.F. 15 yr 5.00% 6/1/18	182,372	180,380
Freddie Mac S.F. 30 yr
8.00% 5/1/11 to 5/1/31	270,195	285,040
8.50% 12/1/09	2,707	2,793
10.00% 1/1/19	22,609	25,366
11.50% 6/1/15 to 3/1/16	89,268	99,344
GNMA I GPM
11.00% 3/15/13	27,353	30,357
12.00% 1/15/13	283	320
12.25% 3/15/14	9,838	11,094
GNMA I S.F. 15 yr 6.50% 7/15/14	70,637	72,701
GNMA I S.F. 30 yr
7.50% 1/15/32	30,433	32,184
8.00% 5/15/30	39,456	42,001
9.50% 10/15/19 to 3/15/23	73,695	80,481
10.00% 9/15/18	11,814	13,376
11.00% 12/15/09 to 9/15/15	80,391	87,466
11.50% 7/15/15	5,581	6,382
12.00% 12/15/12 to 11/15/15	226,611	258,351
12.50% 5/15/10 to 1/15/16	62,872	71,235
GNMA II GPM 10.75% 3/20/16	7,519	8,446
GNMA II S.F. 30 yr
7.50% 9/20/30	39,559	41,679
8.00% 6/20/30	20,800	22,059
10.00% 11/20/15 to 6/20/21	53,902	61,120
10.50% 3/20/16 to 2/20/21	73,765	84,110
11.00% 5/20/15 to 7/20/19	1,392	1,571
12.00% 3/20/14 to 5/20/15	11,227	12,844
12.50% 10/20/13 to 7/20/15	66,025	74,424
GNMA S.F. 30 yr TBA
5.50% 11/1/37	605,000	601,219
6.00% 11/1/37	605,000	612,563
Total Agency Mortgage-Backed Securities (cost $27,483,622)		27,632,925

Agency Obligations – 0.54%
^Fannie Mae 5.48% 10/9/19	350,000	189,316
*Federal Home Loan Bank System 4.50% 10/9/09	225,000	225,718
^Financing Corporation Interest Strip CPN 13 5.345% 12/27/13	300,000	227,330
Total Agency Obligations (cost $625,414)		642,364
Commercial Mortgage-Backed Securities – 6.99%
Bank of America Commercial Mortgage
•Series 2004-3 A5 5.494% 6/10/39	275,000	275,561
•Series 2005-6 AM 5.353% 9/10/47	130,000	126,390
•Series 2006-3 A4 5.889% 7/10/44	435,000	443,035
Series 2006-4 A4 5.634% 7/10/46	445,000	445,217
•Bear Stearns Commercial Mortgage Securities
Series 2007-PW16 A4 5.902% 6/11/40	190,000	191,467
Series 2007-T28 A4 5.742% 9/11/42	295,000	296,337
Citigroup Commercial Mortgage Trust
Series 2006-C5 A4 5.431% 10/15/49	310,000	305,367
•Series 2007-C6 A4 5.889% 12/10/49	180,000	181,261
•#Credit Suisse First Boston Mortgage Securities Series 2001-SPGA A2 144A 6.515% 8/13/18	1,505,000	1,572,940
•Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.681% 2/15/39	115,000	115,061
Goldman Sachs Mortgage Securities II
Series 2006-GG8 A4 5.56% 11/10/39	540,000	537,276
•#Series 2006-RR3 A1S 144A 5.759% 7/18/56	620,000	572,322
Greenwich Capital Commercial Funding Series 2007-GG9 A4 5.444% 3/10/39	485,000	477,521
JPMorgan Chase Commercial Mortgage Securities
Series 2006-LDP9 A2 5.134% 5/15/47	170,000	164,464
•#Series 2006-RR1A A1 144A 5.574% 10/18/52	530,000	490,748
Series 2007-CB18 A4 5.44% 6/12/47	425,000	417,627

Merrill Lynch Mortgage Trust Series 2005-CIP1 A2 4.96% 7/12/38	610,000	606,588
•Morgan Stanley Capital I
Series 2007-IQ14 A4 5.692% 4/15/49	220,000	219,563
Series 2007-T27 A4 5.803% 6/13/42	295,000	296,391
#Tower 144A
Series 2006-1 B 5.588% 2/15/36	130,000	128,980
Series 2006-1 C 5.707% 2/15/36	195,000	194,284
Wachovia Bank Commercial Mortgage Trust Series 2007-C30 A3 5.246% 12/15/43	355,000	352,013
Total Commercial Mortgage-Backed Securities (cost $8,574,568)		8,410,413

•Convertible Bonds – 0.47%
*U.S. Bancorp 3.838% 9/20/36 exercise price $38.28, expiration date 9/20/36	350,000	348,775
*Wyeth 4.886% 1/15/24 exercise price $60.09, expiration date 1/15/24	205,000	219,813
Total Convertible Bonds (cost $568,650)		568,588

Corporate Bonds – 23.51%
Banking – 3.59%
American Express Centurion Bank 5.55% 10/17/12	$582,000	588,254
•#Banco Mercantil 144A 6.862% 10/13/21	250,000	254,175
#Bank of Moscow 144A 7.335% 5/13/13	500,000	494,700
Bank One 5.90% 11/15/11	90,000	92,112
Citigroup
5.00% 9/15/14	179,000	173,992
5.875% 5/29/37	180,000	171,522
^Dresdner Bank 4.66% 1/24/08	100,000	104,125
HSBC Holdings 6.50% 9/15/37	225,000	223,653
JPMorgan Chase 5.75% 1/2/13	319,000	325,020
JPMorgan Chase Capital XXV 6.80% 10/1/37	420,000	420,873
#Northern Rock 144A
5.625% 6/22/17	240,000	243,205
•6.594% 6/29/49	260,000	208,347
•#PNC Preferred Funding Trust I 144A 6.113% 3/29/49	200,000	192,379
Silicon Valley Bank 5.70% 6/1/12	250,000	250,334
•VTB 24 Capital 6.54% 12/7/09	300,000	295,409
Wells Fargo 5.25% 10/23/12	280,000	280,852
		4,318,952
Basic Industries – 0.60%
#GTL Trade Finance 144A 7.25% 10/20/17	200,000	202,904
Lubrizol 4.625% 10/1/09	213,000	211,379
Rohm & Haas 5.60% 3/15/13	300,000	300,438
		714,721
Brokerage – 1.20%
AMVESCAP 4.50% 12/15/09	275,000	271,400
Bear Stearns 5.85% 7/19/10	246,000	247,293
Goldman Sachs Group 6.75% 10/1/37	633,000	637,427
Jefferies Group 6.45% 6/8/27	224,000	211,294
Lazard Group 6.85% 6/15/17	80,000	79,191
		1,446,605
Capital Goods – 0.55%
Allied Waste North America 7.875% 4/15/13	163,000	168,705
Caterpillar 6.05% 8/15/36	73,000	74,551
•Masco 6.004% 3/12/10	129,000	126,793
#Siemens Finance 144A 6.125% 8/17/26	220,000	222,726
#Tyco Electronics Group 144A 6.55% 10/1/17	62,000	63,381
		656,156
Communications – 3.65%
AT&T 8.00% 11/15/31	58,000	72,202
BellSouth 4.20% 9/15/09	118,000	116,439
Citizens Communications 7.125% 3/15/19	160,000	158,400
Comcast
•5.543% 7/14/09	179,000	178,354
6.30% 11/15/17	364,000	376,174
6.95% 8/15/37	162,000	173,926
Intelsat Bermuda 11.25% 6/15/16	55,000	59,400
#MetroPCS Wireless 144A 9.25% 11/1/14	120,000	119,700
New Cingular Wireless Services 8.125% 5/1/12	526,000	587,178
Sprint Capital 7.625% 1/30/11	336,000	355,160
•Sprint Nextel 5.598% 6/28/10	174,000	173,583
Telecom Italia Capital 4.00% 1/15/10	302,000	295,265
Telefonica Emisiones 5.984% 6/20/11	160,000	164,154

Telefonos de Mexico 4.50% 11/19/08		155,000	154,148
THOMSON 5.70% 10/1/14		325,000	325,090
#Time Warner Cable 144A 5.40% 7/2/12		482,000	481,237
Viacom
5.75% 4/30/11		174,000	175,817
•6.044% 6/16/09		170,000	169,487
6.125% 10/5/17		84,000	84,186
Windstream 8.125% 8/1/13		164,000	174,250
			4,394,150
Consumer Cyclical – 2.13%
CVS Caremark
4.875% 9/15/14		95,000	91,101
5.75% 6/1/17		241,000	240,198
•DaimlerChrysler Holding 5.81% 8/3/09		291,000	291,391
Darden Restaurants 6.20% 10/15/17		225,000	228,914
Federated Retail Holdings 5.90% 12/1/16		174,000	166,402
*General Motors 8.375% 7/15/33		300,000	274,500
GMAC
*4.375% 12/10/07		400,000	399,373
6.875% 8/28/12		125,000	112,798
Lear 8.75% 12/1/16		125,000	120,625
McDonald's 6.30% 10/15/37		245,000	250,843
MGM MIRAGE 7.50% 6/1/16		125,000	124,844
Penney (J.C.) 7.375% 8/15/08		80,000	81,276
*Starwood Hotels & Resorts Worldwide 6.25% 2/15/13		21,000	21,094
Target 6.50% 10/15/37		160,000	162,642
			2,566,001
Consumer Non-Cyclical – 2.94%
#AmBev International Finance 144A 9.50% 7/24/17	BRL	760,000	395,193
#Amgen 144A
5.85% 6/1/17	USD	124,000	124,038
6.375% 6/1/37		289,000	293,238
Aramark 8.50% 2/1/15		163,000	165,853
Clorox 5.45% 10/15/12		140,000	140,322
Coca-Cola 5.35% 11/15/17		215,000	213,922
#Covidien International Finance 144A 6.55% 10/15/37		235,000	240,200
Diageo Capital
5.20% 1/30/13		205,000	204,247
5.75% 10/23/17		190,000	189,369
#HCA PIK 144A 9.625% 11/15/16		220,000	233,200
Kraft Foods 4.125% 11/12/09		125,000	123,099
Kroger 6.40% 8/15/17		290,000	302,265
Reynolds American 6.50% 7/15/10		65,000	67,403
Safeway 6.35% 8/15/17		150,000	155,565
UST 6.625% 7/15/12		134,000	141,651
Wyeth 5.50% 2/1/14		543,000	545,206
			3,534,771
Electric – 1.12%
Commonwealth Edison 6.15% 9/15/17		182,000	186,114
Dominion Resources 5.687% 5/15/08		179,150	179,368
FPL Group Capital
5.625% 9/1/11		224,000	228,120
•6.65% 6/17/67		84,000	83,323
MidAmerican Funding 6.75% 3/1/11		170,000	176,698
NRG Energy 7.375% 2/1/16		50,000	50,000
Pepco Holdings
6.125% 6/1/17		131,000	133,183
•6.246% 6/1/10		179,000	178,540
PSEG Power 5.50% 12/1/15		130,000	127,721
			1,343,067
Energy – 1.85%
Apache 5.25% 4/15/13		162,000	162,460
Devon Energy 7.95% 4/15/32		35,000	42,937
Husky Energy 6.80% 9/15/37		112,000	117,721
#Lukoil International Finance 144A 6.356% 6/7/17		100,000	96,500
Petrobras International Finance 5.875% 3/1/18		245,000	241,938
#Ras Laffan Liquefied Natural Gas III 144A 5.838% 9/30/27		530,000	499,441
Siberian Oil 10.75% 1/15/09		285,000	301,359
Suncor Energy 6.50% 6/15/38		358,000	376,021
Tyumen Oil 11.00% 11/6/07		275,000	276,375

XTO Energy 6.25% 8/1/17		106,000	110,096
			2,224,848
Finance Companies – 1.74%
*•American Express 6.80% 9/1/66		302,000	310,133
#Capmark Financial Group 144A
5.875% 5/10/12		150,000	134,794
6.30% 5/10/17		409,000	335,043
General Electric Capital 5.625% 9/15/17		213,000	215,480
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65		200,000	196,566
International Lease Finance
5.35% 3/1/12		180,000	178,786
5.875% 5/1/13		118,000	119,709
Residential Capital
*•6.224% 6/9/08		40,000	35,850
7.125% 11/21/08		210,000	176,965
•7.80% 11/21/08		115,000	97,031
Washington Mutual
5.25% 9/15/17		162,000	141,041
5.50% 8/24/11		157,000	154,845
			2,096,243
Insurance – 1.02%
Berkshire Hathaway Finance 4.85% 1/15/15		168,000	163,016
#Max USA Holdings 144A 7.20% 4/14/17		150,000	147,231
Montpelier Re Holdings 6.125% 8/15/13		45,000	44,869
•w#Twin Reefs Pass Through Trust 144A 6.12% 12/31/49		200,000	172,538
Unitrin 6.00% 5/15/17		269,000	264,270
WellPoint
5.00% 1/15/11		240,000	238,980
5.00% 12/15/14		208,000	200,309
			1,231,213
Natural Gas – 1.14%
#Dynergy Holdings 144A 7.75% 6/1/19		120,000	113,250
Enterprise Products Operating 5.60% 10/15/14		179,000	177,265
Kaneb Pipe Line Operating Partnerhsip 5.875% 6/1/13		260,000	260,261
Kinder Morgan Energy Partners 5.125% 11/15/14		118,000	113,635
ONEOK 5.51% 2/16/08		223,950	223,861
ONEOK Partners 6.85% 10/15/37		75,000	78,613
TransCanada Pipelines 6.20% 10/15/37		222,000	223,409
Valero Energy 6.625% 6/15/37		168,000	173,544
			1,363,838
Real Estate – 0.55%
iStar Financial
5.15% 3/1/12		123,000	112,376
5.875% 3/15/16		213,000	188,912
Regency Centers 5.875% 6/15/17		174,000	169,645
•#USB Realty 144A 6.091% 12/22/49		200,000	193,946
			664,879
Technology – 0.35%
Freescale Semiconductor 8.875% 12/15/14		163,000	155,054
SunGard Data Systems 9.125% 8/15/13		160,000	164,000
Xerox 5.50% 5/15/12		101,000	101,130
			420,184
Transportation – 1.08%
Continental Airlines 6.503% 6/15/11		162,000	163,013
#Erac USA Finance 144A 7.00% 10/15/37		587,000	579,429
Hertz 8.875% 1/1/14		180,000	186,300
Red Arrow International Leasing 8.375% 3/31/12	RUB	8,846,006	365,182
			1,293,924
Total Corporate Bonds (cost $28,381,236)			28,269,552

Municipal Bonds – 0.70%
Buckeye, Ohio Tobacco Settlement Financing Authority Revenue Series A-2 5.875% 6/1/47	USD	140,000	135,916
•Massachusetts State Special Obligation Revenue Loan Series A 3.77% 6/1/22 (FSA)		400,000	433,520
West Virginia Tobacco Settlement Finance Authority Series A7.467% 6/1/47		280,000	274,504
Total Municipal Bonds (cost $852,082)			843,940

Non-Agency Asset-Backed Securities – 10.45%
•Bank of America Credit Card Trust Series 2006-A10 A10 5.07% 2/15/12		3,645,000	3,630,351
Capital Auto Receivables Asset Trust
Series 2006-2 A2A 5.23% 2/15/09		26,899	26,897
Series 2007-3 A3A 5.02% 9/15/11		260,000	260,723

Capital One Multi-Asset Execution Trust Series 2007-A7 A7 5.75% 7/15/20		235,000	238,055
Caterpillar Financial Asset Trust Series 2007-A A3A 5.34% 6/25/12		90,000	90,868
Centex Home Equity Series 2005-D AF4 5.27% 10/25/35		200,000	198,619
•Chase Issuance Trust Series 2007-A11 A11 5.09% 7/16/12		1,500,000	1,491,004
Citibank Credit Card Issuance Trust
Series 2007-A3 A3 6.15% 6/15/39		515,000	521,820
•Series 2007-A6 A6 5.238% 7/12/12		3,000,000	2,980,895
•Series 2007-A7 A7 5.35% 8/20/14		305,000	306,517
CNH Equipment Trust Series 2007-B A3A 5.40% 10/17/11		135,000	135,699
CPL Transition Funding Series 2002-1 A2 5.01% 1/15/10		40,242	40,222
Discover Card Master Trust Series 2007-A1 A1 5.65% 3/16/20		390,000	389,302
#Dunkin Securitization Series 2006-1 A2 144A 5.779% 6/20/31		350,000	353,005
Harley-Davidson Motorcycle Trust
Series 2005-2 A2 4.07% 2/15/12		225,000	223,428
Series 2006-2 A2 5.35% 3/15/13		600,000	604,613
Hyundai Auto Receivables Trust Series 2007-A A3A 5.04% 1/17/12		90,000	90,081
RSB Bondco Series 2007-A A2 5.72% 4/1/18		215,000	218,744
•#SLM Student Loan Trust Series 2003-4 A5C 144A 5.854% 3/15/33		315,000	311,850
WFS Financial Owner Trust Series 2005-1 A4 3.87% 8/17/12		465,000	460,799
Total Non-Agency Asset Backed Securities (cost $12,588,335)			12,573,492

Non-Agency Collateralized Mortgage Obligations – 11.90%
•Adjustable Rate Mortgage Trust Series 2005-10 3A11 5.416% 1/25/36		784,718	758,032
Bank of America Alternative Loan Trust
Series 2004-11 1CB1 6.00% 12/25/34		813,448	808,620
Series 2005-3 2A1 5.50% 2/25/20		317,006	315,322
Series 2005-5 2CB1 6.00% 6/25/35		196,742	195,574
•Bear Stearns Adjustable Rate Mortgage Trust Series 2007-3 1A1 5.481% 5/25/47		696,581	698,584
Bear Stearns Asset Backed Securities Series 2005-AC8 A5 5.50% 11/25/35		304,582	304,780
Citicorp Mortgage Securities Series 2006-3 1A4 6.00% 6/25/36		335,000	327,655
•Citigroup Mortgage Loan Trust
Series 2007-AR5 1AB 5.617% 4/25/37		317,397	316,185
Series 2007-AR8 1A3A 6.059% 8/25/37		367,252	368,391
Countrywide Alternative Loan Trust Series 2006-2CB A3 5.50% 3/25/36		287,604	286,788
tCountrywide Home Loan Mortgage Pass Through Trust
•Series 2004-HYB4 M 4.833% 9/20/34		105,492	101,305
Series 2006-17 A5 6.00%12/25/36		145,298	146,001
•First Horizon Asset Securities
Series 2007-AR2 1A1 5.86% 8/25/37		266,269	266,602
Series 2007-AR3 2A2 6.327% 11/25/37		596,848	599,087
•GMAC Mortgage Loan Trust Series 2005-AR2 4A 5.183% 5/25/35		345,102	342,318
•#GSMPS Mortgage Loan Trust 144A
Series 1998-2 A 7.75% 5/19/27		179,089	191,701
Series 1999-3 A 8.00% 8/19/29		379,361	403,081
•JPMorgan Mortgage Trust
Series 2005-A1 4A1 4.779% 2/25/35		480,083	472,526
Series 2005-A8 1A1 5.405% 11/25/35		744,336	731,840
Series 2007-A1 7A4 5.301% 7/25/35		786,658	788,434
Lehman Mortgage Trust Series 2005-2 2A3 5.50% 12/25/35		326,018	325,605
#MASTR Reperforming Loan Trust Series 2005-1 1A5 144A 8.00% 8/25/34		292,299	312,146
•Nomura Asset Acceptance Series 2006-AF1 1A2 6.159% 5/25/36		1,355,000	1,345,504
Residential Asset Mortgage Products Series 2004-SL1 A3 7.00% 11/25/31		82,679	84,166
tWashington Mutual Alternative Mortgage Pass Through Certificates Series 2005-1 5A2 6.00% 3/25/35		187,880	187,762
•tWashington Mutual Mortgage Pass Through Certificates Series 2006-AR14 1A4 5.647% 11/25/36		452,706	451,233
Wells Fargo Mortgage Backed Securities Trust
•Series 2005-AR16 6A4 5.00% 10/25/35		380,149	378,493
Series 2006-2 3A1 5.75% 3/25/36		711,019	693,207
•Series 2006-AR4 2A1 5.773% 4/25/36		613,468	604,038
•Series 2006-AR6 7A1 5.114% 3/25/36		663,591	644,929
•Series 2006-AR10 5A1 5.597% 7/25/36		454,386	454,375
Series 2007-8 2A6 6.00% 7/25/37		85,000	83,138
Series 2007-13 A7 6.00% 9/25/37		329,277	326,653
Total Non-Agency Collateralized Mortgage Obligations (cost $14,362,590)			14,314,075

Regional Agencies – 0.33%
Australia – 0.33%
Queensland Treasury 6.00% 10/14/15	AUD	450,000	401,062
Total Regional Agencies (cost $360,765)			401,062
Regional Authorities – 0.68%
Canada – 0.68%
Quebec Province 5.00% 12/1/15	CAD	757,000	818,030
Total Regional Authorities (cost $785,244)			818,030

«Senior Secured Loans – 3.85%
Allied Waste North America 7.73% 3/28/14	USD	100,000	98,200
Aramark
7.08% 1/26/14		139,125	136,110
7.485% 1/26/14		10,875	10,640
DaimlerChrysler 2nd Lien 13.51% 7/1/13		400,000	395,332
Douglas Dynamics 7.61% 5/21/13		199,000	190,045
Ford Motor 8.36% 11/29/13		944,122	908,868
Georgia Pacific Term Tranche Loan B 7.115% 12/22/12		101,264	99,016
Idearc 7.35% 11/1/14		199,497	196,879
Jarden 7.67% 1/24/12		175,000	171,587
Lyondell Chemical 7.11% 8/16/13		198,995	198,212
Michaels Stores 8.37% 10/11/13		199,497	191,087
NE Energy
7.87% 11/1/13		178,767	172,510
7.985% 11/1/13		21,233	20,490
Rental Service 8.87% 11/21/13		200,000	195,500
Stallion Oilfield Services 10.86% 6/12/13		250,000	246,250
Talecris Biotherapeutics 2nd Lien 11.85% 12/6/14		290,000	290,000
Telesat Canada 9.00% 2/14/08		150,000	147,750
Time Warner Telecom Holdings 7.62% 1/7/13		99,749	98,253
Tribune
8.49% 5/17/09		125,000	123,769
8.698% 5/30/14		150,000	139,701
United Airlines 7.375% 2/1/14		298,500	286,436
US Airways Group 8.05% 3/23/14		125,000	119,753
Visteon 8.61% 6/13/13		200,000	190,656
Total Senior Secured Loans (cost $4,689,881)			4,627,044

Sovereign Debt – 1.43%
Brazil – 0.45%
Republic of Brazil 10.25% 1/10/28	BRL	930,000	540,279
			540,279
Canada – 0.09%
Canadian Government 4.00% 6/1/17	CAD	105,000	108,413
			108,413
Colombia – 0.13%
Republic of Colombia
9.85% 6/28/27	COP	131,000,000	68,239
12.00% 10/22/15	COP	153,000,000	87,744
			155,983
Finland – 0.07%
Republic of Finland 4.75% 2/21/12	NOK	470,000	86,216
			86,216
Mexico – 0.19%
Mexican Bonos 8.00% 12/17/15	MXN	2,475,000	233,816
			233,816
United Kingdom – 0.50%
U.K. Treasury 8.00% 9/27/13	GBP	250,000	598,466
			598,466
Total Sovereign Debt (cost $1,623,121)			1,723,173

Supranational Banks – 0.97%
European Investment Bank
2.15% 1/18/27	JPY	41,600,000	361,574
6.00% 7/15/09	NZD	582,000	431,366
Inter-American Development Bank 9.00% 8/6/10	BRL	656,000	367,645
Total Supranational Banks (cost $1,128,373)			1,160,585

U.S. Treasury Obligations – 10.86%
*U.S. Treasury Bonds 4.75% 2/15/37	USD	2,379,000	2,378,443
*U.S. Treasury Inflation Index Bonds 2.00% 1/15/26		864,287	835,049
U.S. Treasury Inflation Index Notes
*2.00% 1/15/14		877,750	877,339
2.375% 4/15/11		387,601	393,748
*2.375% 1/15/17		366,030	373,951
*3.00% 7/15/12		1,341,482	1,410,234
3.875% 1/15/09		50,714	52,077

U.S. Treasury Notes
*3.625% 10/31/09		30,000	29,838
3.875% 10/31/12		4,806,000	4,745,931
*4.50% 5/15/10		130,000	131,879
4.75% 8/15/17		51,000	52,140
¥^U.S. Treasury Strip 4.103% 11/15/13		2,295,000	1,782,384
Total U.S. Treasury Obligations (cost $12,963,256)			13,063,013
		Number of
		Shares
Convertible Preferred Stock – 0.19%
•Citigroup Funding 4.943% 9/27/08 exercise price $29.50, expiration date 9/27/08		8,500	228,225
Total Convertible Preferred Stock (cost $269,608)			228,225
		Principal
		Amount°
Repurchase Agreements – 2.91%
With BNP Paribas 4.53% 11/1/07
(dated 10/31/07, to be repurchased at $2,380,299,
collateralized by $1,167,000 U.S. Treasury Notes 3.375%
due 9/15/09, market value $1,162,025, $173,000
U.S. Treasury Notes 4.625% due 11/30/08, market value
$177,146, $138,000 U.S. Treasury Notes 4.625%
due 8/31/11, market value $142,404, $224,000 U.S.
Treasury Notes 4.625% due 10/31/11, market value $229,703,
$173,000 U.S. Treasury Notes 4.875% due 5/31/08, market
value $176,842, $222,000 U.S. Treasury Notes 4.875%
due 8/31/08, market value $225,356 and $305,000 U.S.
Treasury Notes 5.625% due 5/15/08, market value $315,634)	USD	2,380,000	2,380,000

With UBS Warburg 4.51% 11/1/07
(dated 10/31/07, to be repurchased at $1,122,141,
collateralized by $690,000 U.S. Treasury Notes 4.375%
due 12/15/10, market value $711,580, $75,000 U.S.
Treasury Notes 4.675% due 8/31/11, market value $77,723,
and $ 352,000 U.S. Treasury Notes 4.875% due 10/31/08,
market value $355,664)		1,122,000	1,122,000
Total Repurchase Agreements (cost $3,502,000)			3,502,000

Total Value of Securities Before Securities Lending Collateral – 105.68%
(cost $127,153,025)			127,100,822
		Number of
		Shares
Securities Lending Collateral** – 5.70%
Investment Companies
Mellon GSL DBT II Collateral Fund		6,861,706	6,861,706
Total Securities Lending Collateral (cost $6,861,706)			6,861,706

Total Value of Securities – 111.38%
(cost $134,014,731)			133,962,528©
Obligation to Return Securities Lending Collateral** – (5.70%)			(6,861,706)
Liabilities Net of Receivables and Other Assets (See Notes) – (5.68%)z			(6,826,383)
Net Assets Applicable to 16,246,752 Shares Outstanding – 100.00%			$120,274,439

°Principal amount shown is stated in the currency in which each security is denominated.

AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
COP – Colombian Peso
EUR – European Monetary Unit
GBP – British Pound Sterling
IDR – Indonesia Rupiahs
JPY – Japanese Yen
MXN – Mexican Peso
NOK – Norwegian Kroner
NZD – New Zealand Dollar
RUB – Russian Rubles
USD – United States Dollar

#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2007, the aggregate amount of Rule 144A securities equaled $10,768,417, which represented 8.95% of the Fund’s net assets. See Note 7 in "Notes."
•Variable rate security. The rate shown is the rate as of October 31, 2007.
^Zero coupon security. The rate shown is the yield at the time of purchase.
zOf this amount, $16,690,500 represents payable for securities purchased as of October 31, 2007.
*Fully or partially on loan.
**See Note 6 in "Notes."
©Includes $6,723,894 of securities loaned.
¥Fully or partially pledged as collateral for financial futures contracts.
tPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

Summary of Abbreviations:
ARM – Adjustable Rate Mortgage
CDS – Credit Default Swap
CPN – Coupon
FSA – Insured by Financial Security Assurance
GNMA – Government National Mortgage Association
GPM – Graduated Payment Mortgage
GSMPS –Goldman Sachs Reperforming Mortgage Securities
MASTR – Mortgage Asset Securization Transactions
PIK – Paid-in-Kind
S.F. – Single Family
TBA – To be announced
yr – Year

The following foreign currency exchange contracts, foreign cross currency exchange contracts, futures contracts, and swap contracts were outstanding at October 31, 2007:

Foreign Currency Exchange Contracts[1]
					Unrealized
					Appreciation
Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
AUD	187,194	USD	(165,000)	12/31/07	$ 8,742
CAD	495,648	EUR	(360,000)	12/31/07	3,015
CAD	(568,400)	USD	596,232	12/31/07	(5,730)
EUR	41,545	USD	(58,742)	11/30/07	1,471
EUR	390,364	USD	(552,868)	11/30/07	12,899
GBP	(287,200)	USD	591,000	12/31/07	(4,934)
IDR	10,214,965,000	USD	(1,115,536)	12/31/07	7,234
JPY	(29,775,000)	USD	259,332	11/30/07	297
JPY	33,255,404	USD	(291,714)	11/30/07	(2,399)
NOK	1,386,647	USD	(251,797)	11/30/07	6,470
NZD	(223,454)	USD	165,000	12/31/07	(6,221)
					$ 20,844

Futures Contracts[2]
					Unrealized
	Contracts	Notional Cost	Notional		Appreciation
	to Buy (Sell)	(Proceeds)	Value	Expiration Date	(Depreciation)
174	U.S. Treasury 5 year Notes	$ 18,614,511	$ 18,677,813	12/31/07	$63,302
(4)	U.S. Treasury Long Bond	(446,614)	(450,375)	12/31/07	(3,761)
					$59,541

Swap Contracts[3]

Index Swap Contracts
			Unrealized
Notional Amount	Expiration Date	Description	(Depreciation)
$600,000	12/31/07	Agreement with Bank of America to receive the notional amount multiplied by the return on the BOFA 10 yr Commercial MBS Index AAA adjusted by a spread of 0.15% and to pay the notional amount multiplied by the fixed rate of 6.78%.	$(20,197)

Credit Default Swap Contracts
				Unrealized
Swap Counterparty &	Notional	Annual Protection	Termination	Appreciation
Referenced Obligation	Amount	Payments	Date	(Depreciation)
Protection Purchased:
Goldman Sachs
ABX Home Equity Index 06-1	$80,000	2.67%	7/25/45	$ 39,200
Beazer Homes 5 yr CDS	325,000	3.08%	6/20/12	76,548
Best Buy
5 yr CDS	370,000	0.60%	9/20/12	461
10 yr CDS	185,000	0.98%	9/20/17	231
Rohm & Haas 5.5 yr CDS	300,000	0.37%	3/20/13	(1,085)
JPMorgan Chase Bank
ABX Home Equity BBB-Index 06-1	385,000	2.67%	7/25/45	200,199
Embarq 7 yr CDS	100,000	0.77%	9/20/14	1,084
Merrill Lynch 5 yr CDS	195,000	0.58%	12/20/12	2,292
Lehman Brothers
Capmark Financial
5 yr CDS	165,000	1.65%	9/20/12	12,733
5 yr CDS	55,000	2.42%	9/20/12	2,577
5 yr CDS	110,000	4.25%	9/20/12	(2,770)
Gannet 7 yr CDS	282,000	0.88%	9/20/14	(633)
Home Depot 5 yr CDS	415,000	0.50%	9/20/12	292
New York Times 7 yr CDS	282,000	0.75%	9/20/14	100
Sara Lee 7 yr CDS	282,000	0.60%	9/20/14	(3,761)
V.F. 5 yr CDS	82,500	0.40%	9/20/12	(660)
Washington Mutual 4 yr CDS	350,000	0.85%	9/20/11	9,340
				336,148

Protection Sold:
Goldman Sachs
ABX Home Equity Index 06-2 AA	(180,000)	0.17%	5/25/46	(4,500)
JPMorgan Chase Bank
Residential Capital 1 yr CDS	(186,000)	8.25%	9/20/08	(22,817)
Residential Capital 1 yr CDS	(94,000)	8.75%	9/20/08	(11,187)
Lehman Brothers
Beazer Homes 5 yr CDS	(325,000)	3.43%	6/20/12	(73,431)
Best Buy 5 yr CDS	(185,000)	0.61%	9/20/12	(171)
Best Buy 10 yr CDS	(92,500)	0.99%	9/20/17	(46)
Reynolds American 5 yr CDS	(564,000)	1.00%	9/20/12	8,946
				(103,206)
TOTAL				$ 232,942

The use of foreign currency exchange contracts and foreign cross currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]See Note 3 in ”Notes.”
[2]See Note 4 in ”Notes.”
[3]See Note 5 in ”Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by Delaware Group Government Fund (Trust) - Delaware Core Plus Bond Fund (Fund).

Security Valuation – Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities, credit default swap contracts and interest rate swap contracts are valued by an independent pricing service or broker and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in investment companies, is valued at amortized cost, which approximates value. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on future contracts are valued at the daily quoted settlement prices. Generally, total return swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes – The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent Securities and Exchange Commission (SEC) guidance allows implementing FIN 48 in fund net asset value calculations as late as the fund’s last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on January 31, 2008. Although the Fund's tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund's financial statements.

Class Accounting – Investment income and common expenses are allocated to the classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the SEC. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities which are due to changes in the foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pay distributions from net realized gain on investments, if any, annually.

2. Investments
At October 31, 2007, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At October 31, 2007, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$134,091,015
Aggregate unrealized appreciation	927,084
Aggregate unrealized depreciation	(1,055,571)
Net unrealized depreciation	$(128,487)

For federal income tax purposes, at July 31, 2007, capital loss carryforwards of $16,489,805 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $6,907,431 expires in 2008, $1,219,236 expires in 2009, $2,497,064 expires in 2012, $1,839,322 expires in 2013, $1,361,936 expires in 2014 and $2,664,816 expires in 2015.

3. Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The unrealized gain (loss) is included in liabilities net of receivables and other assets on the Schedule of investments.

4. Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts includes potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. The unrealized gain (loss) is included in liabilities net of receivables and other assets on the Schedule of investments.

5. Swap Contracts
The Fund may enter into interest rate swap contracts, index swap contracts and credit default swap (CDS) contracts in accordance with its investment objectives. The Fund may use interest rate swaps to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (the purchaser of protection) transfers to another party (the seller of protection) the financial risk of a credit event, as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the period ended October 31, 2007, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses on swap contracts. Upon payment, such amounts are recorded as realized losses on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as realized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event or the maturity or termination of the agreement.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Schedule of investments.

6. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with Mellon Bank N.A. (Mellon). With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a collective investment vehicle (Collective Trust) established by Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At October 31, 2007, the market value of securities on loan was $6,723,894 for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Schedule of Investments under the caption "Securities Lending Collateral."

7. Credit and Market Risk
The Fund may invest up to 20% of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standards & Poor’s Ratings Group and/or Ba or lower by Moody’s Investors Services, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board of Trustees has delegated to Delaware Management Company the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. As of October 31, 2007, no securities have been determined to be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the Schedule of investments.

Schedule of Investments (Unaudited)

Delaware Inflation Protected Bond Fund

October 31, 2007

		Principal	Value
		Amount°	(U.S.$)
Agency Asset-Backed Securities – 0.02%
Fannie Mae Whole Loan Series 2001-W2 AS5 6.473% 10/25/31	USD	10,706	$ 10,666
Total Agency Asset-Backed Securities (cost $10,681)			10,666
Agency Collateralized Mortgage Obligations – 0.01%
Government National Mortgage Association Series 2002-20 VD 6.00% 4/20/19		6,448	6,451
Total Agency Collateralized Mortgage Obligations (cost $6,593)			6,451
Agency Mortgage-Backed Securities – 0.01%
Freddie Mac S.F. 30 yr 8.00% 5/1/31		4,982	5,292
Total Agency Mortgage-Backed Securities (cost $5,380)			5,292
Agency Obligations – 0.74%
Fannie Mae 4.75% 3/12/10		30,000	30,278
Federal Home Loan Bank System
4.25% 11/20/09		270,000	269,627
*4.50% 10/9/09		100,000	100,319
Total Agency Obligations (cost $400,000)			400,224
Corporate Bonds – 1.97%
Basic Industry – 0.29%
Bowater 9.00% 8/1/09		115,000	113,275
Catalyst Paper 8.625% 6/15/11		55,000	43,725
			157,000
Brokerage – 0.36%
LaBranche
9.50% 5/15/09		95,000	96,900
11.00% 5/15/12		100,000	99,500
			196,400
Consumer Cyclical – 0.17%
GMAC 6.875% 9/15/11		100,000	92,237
			92,237
Consumer Non-Cyclical – 0.42%
*Constellation Brands 8.125% 1/15/12		75,000	76,688
US Oncology 9.00% 8/15/12		150,000	151,125
			227,813
Financials – 0.73%
General Electric Capital 6.50% 1/27/09	NZD	520,000	391,166
			391,166
Total Corporate Bonds (cost $1,080,550)			1,064,616
Municipal Bonds – 0.41%
Buckeye, Ohio Tobacco Settlement Financing Authority Revenue Series A 5.875% 6/1/47	USD	60,000	58,250
•Massachusetts State Special Obligation Revenue CPI Linked Loan Series A 3.77% 6/1/22 (FSA)		150,000	162,570
Total Municipal Bonds (cost $221,581)			220,820
Non-Agency Asset-Backed Securities – 0.58%
•Citibank Credit Card Issuance Trust Series 2007-A7 A7 5.35% 8/20/14		125,000	125,622
•Countrywide Asset-Backed Certificates Series 2006-S7 A3 5.712% 11/25/35		195,000	184,764
Total Non-Agency Asset-Backed Securities (cost $319,998)			310,386
Non-Agency Collateralized Mortgage Obligations – 1.37%
•Bank of America Mortgage Securities Series 2002-K 2A1 7.292% 10/20/32		28,967	29,435
•Citigroup Mortgage Loan Trust Series 2007-AR5 1AB 5.617% 4/25/37		119,024	118,569
•Structured Adjustable Rate Mortgage Loan Trust
Series 2005-22 4A2 5.373% 12/25/35		21,702	21,156
Series 2006-5 5A4 5.544% 6/25/36		45,109	45,030
•tWashington Mutual Mortgage Pass Through Certificates Series 2003-AR7 A5 3.066% 8/25/33		8,600	8,544
•Wells Fargo Mortgage Backed Securities Trust
Series 2004-EE 3A1 3.989% 12/25/34		165,787	163,204
Series 2005-AR16 6A4 5.00% 10/25/35		155,163	154,487
Series 2006-AR6 7A1 5.114% 3/25/36		202,764	197,061
Total Non-Agency Collateralized Mortgage Obligations (cost $733,726)			737,486

«Senior Secured Loans – 0.18%
Visteon 8.61% 6/13/13		100,000	95,328
Total Senior Secured Loans (cost $100,000)			95,328
Sovereign Debt – 1.79%
Brazil – 0.42%
Republic of Brazil 6.00% 8/15/10	BRL	401,407	228,207
			228,207
Finland – 0.25%
Republic of Finland 4.75% 2/21/12	NOK	740,000	135,744
			135,744
France – 0.13%
Government of France 3.00% 7/25/09	EUR	45,914	67,462
			67,462
Sweden – 0.65%
Swedish Government 3.50% 12/1/15	SEK	1,750,000	351,127
			351,127
United Kingdom – 0.34%
U.K. Treasury 4.00% 3/7/09	GBP	90,000	184,302
			184,302
Total Sovereign Debt (cost $811,411)			966,842
U.S. Treasury Obligations – 91.05%
U.S. Treasury Bonds 4.75% 2/15/37	USD	500,000	499,883
U.S. Treasury Inflation Index Bonds
*2.00% 1/15/26		4,316,194	4,170,186
2.375% 1/15/25		1,114,121	1,137,971
*2.375% 1/15/27		2,655,005	2,724,285
3.625% 4/15/28		89,991	110,850
*3.875% 4/15/29		2,099,618	2,696,862
U.S. Treasury Inflation Index Notes
0.875% 4/15/10		252,441	246,722
*1.875% 7/15/13		2,620,835	2,614,078
*2.00% 4/15/12		4,201,188	4,212,678
¥2.00% 1/15/14		7,916,626	7,912,920
2.00% 7/15/14		132,371	132,371
*2.00% 1/15/16		3,954,766	3,925,109
2.375% 4/15/11		1,047,570	1,064,184
2.375% 1/15/17		5,021,311	5,129,977
2.50% 7/15/16		77,220	79,778
3.375% 1/15/12		23,420	24,842
*3.875% 1/15/09		6,092,067	6,255,798
4.25% 1/15/10		98,870	104,300
U.S. Treasury Notes
3.875% 10/31/12		6,060,000	5,984,256
*4.75% 8/15/17		75,000	76,676
Total U.S. Treasury Obligations (cost $48,339,289)			49,103,726

Total Value of Securities Before Securities Lending Collateral – 98.13%
(cost $52,029,209)			52,921,837

		Number of
		Shares
Securities Lending Collateral** – 20.33%
Investment Companies
Mellon GSL DBT II Collateral Fund		10,962,725	10,962,725
Total Securities Lending Collateral (cost $10,962,725)			10,962,725

Total Value of Securities – 118.46%
(cost $62,991,934)			63,884,562©
Obligation to Return Securities Lending Collateral** – (20.33%)			(10,962,725)
Receivables and Other Assets Net of Liabilities (See Notes) – 1.87%			1,008,027
Net Assets Applicable to 5,506,497 Shares Outstanding – 100.00%			$53,929,864

°Principal amount shown is stated in the currency in which each security is denominated.

BRL – Brazilian Real
CAD – Canadian Dollar
EUR – European Monetary Unit
GBP – British Pound Sterling
JPY – Japanese Yen
NOK – Norwegian Kroner
NZD – New Zealand Dollar
SEK – Swedish Krona
USD – United States Dollar

•Variable rate security. The rate shown is the rate as of October 31, 2007.
*Fully or partially on loan.
**See Note 6 in "Notes."
©Includes $10,831,124 of securities loaned.
¥Fully or partially pledged as collateral for financial futures contracts.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR) and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.
tPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

Summary of Abbreviations:
CPI – Consumer Price Index
FSA – Insured by Financial Security Assurance
S.F. – Single Family
yr – Year

The following foreign currency exchange contracts, foreign cross currency contracts, futures contracts and swap contracts were outstanding at October 31, 2007:

Foreign Currency Exchange Contracts[1]
					Unrealized
					Appreciation
Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
CAD	123,912	EUR	(90,000)	12/31/07	$ 753
EUR	(70,000)	USD	100,742	12/31/07	(738)
EUR	143,600	USD	(203,379)	11/30/07	4,745
EUR	59,492	USD	(84,117)	11/30/07	2,107
JPY	(6,235,000)	USD	54,645	12/28/07	218
NZD	(1,038,864)	USD	792,207	12/31/07	(3,819)
					$ 3,266

Futures Contracts[2]

Contracts	Notional	Notional		Unrealized
to Buy	Cost	Value	Expiration Date	Appreciation
67 U.S. Treasury 5 year Notes	$7,158,509	$7,192,031	12/31/07	$33,522
				$33,522

Swap Contracts[3]

Credit Default Swap Contracts
				Unrealized
Swap Counterparty &	Notional	Annual Protection	Termination	Appreciation
Referenced Obligation	Amount	Payments	Date	(Depreciation)
Protection Purchased:
		Goldman Sachs
Best Buy 5 yr CDS	145,000	0.60%	9/20/12	$181
Best Buy 10 yr CDS	73,000	0.98%	9/20/17	91
				272
Protection Sold:
		Lehman Brothers
Best Buy 5 yr CDS	(72,500)	0.61%	9/20/12	(67)
Best Buy 10 yr CDS	(36,500)	0.99%	9/20/17	(18)
				(85)
TOTAL				$187

The use of foreign currency exchange contracts, foreign cross currency exchange contracts, futures contracts and swap contracts involves elements of market risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”
2See Note 4 in “Notes.”
3See Note 5 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by Delaware Group Government Fund (Trust) - Delaware Inflation Protected Bond Fund (Fund).

Security Valuation – Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities, credit default swap contracts and interest rate swap contracts are valued by an independent pricing service or broker and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in investment companies, is valued at amortized cost, which approximates market value. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes – The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax position taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Securities and Exchange Commission guidance allows implementing FIN 48 in fund net asset value calculations as late as the fund’s last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on January 31, 2008. Although the Fund’s tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities which are due to changes in the foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

2. Investments
At October 31, 2007, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At October 31, 2007, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$63,224,328
Aggregate unrealized appreciation	802,213
Aggregate unrealized depreciation	(141,979)
Net unrealized appreciation	$ 660,234

For federal income tax purposes, at July 31, 2007, capital loss carryforwards of $190,499 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $7,100 expires in 2014 and $183,399 expires in 2015.

3. Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The unrealized gain (loss) is included in receivables and other assets net of liabilities on the Schedule of investments.

4. Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts includes potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. The unrealized gain (loss) is included in receivables and other assets net of liabilities on the Schedule of investments.

5. Swap Contracts
The Fund may enter into interest rate swap contracts, index swap contracts and credit default swap (CDS) contracts in accordance with its investment objectives. The Fund may use interest rate swaps to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (the purchaser of protection) transfers to another party (the seller of protection) the financial risk of a credit event, as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the period ended October 31, 2007, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses on swap contracts. Upon payment, such amounts are recorded as realized losses on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as realized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event or the maturity or termination of the agreement.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Schedule of Investments.

6. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with Mellon Bank N.A. (Mellon). With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a collective investment vehicle (Collective Trust) established by Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At October 31, 2007, the market value of securities on loan was $10,831,124 for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Schedule of Investments under the caption "Securities Lending Collateral."

7. Credit and Market Risk
The Fund primarily invests in inflation protected debt securities whose principal and/or interest payments are adjusted for inflation, unlike traditional debt securities that make fixed principal and interest payments. Under normal circumstances, the Fund will invest at least 80% of its net assets in inflation protected debt securities issued by the U.S. government, its agencies or instrumentalities, foreign governments and corporations.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest up to 10% of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group and/or Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board of Trustees has delegated to Delaware Management Company the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. At October 31, 2007, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: